Exhibit 99.2

1 ™ Trademark of Trinseo S.A. or its affiliates ™ Trademark of Trinseo S.A. or its affiliates July 29, 2020 Second Quarter 2020 Financial Results

2 Disclosure Rules Cautionary Note on Forward-Looking Statements. This presentation contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “see,” “tend,” “assume,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding the impact from the Covid-19 pandemic, our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, those discussed in our Annual Report on Form 10-K, under Part I, Item 1A — “Risk Factors” and elsewhere in our other reports filed with the U.S. Securities and Exchange Commission. As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, Free Cash Flow and Liquidity. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results and liquidity position of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity, as applicable. We have provided a reconciliation of these measures to the most comparable GAAP metric alongside of the respective measure or otherwise in the Appendix section of this presentation. Introductions • Frank Bozich, President & CEO • David Stasse, Executive Vice President & CFO • Andy Myers, Director of Investor Relations Introductions & Disclosure Rules

3 NOTE: Working Capital represents accounts receivable, inventory and accounts payable. *See Appendix for a reconciliation of non-GAAP measures. **For the definition of Liquidity and other non-GAAP measures, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated July 29, 2020. ***$371 million of availability under committed facilities includes $261 million of available borrowings under the revolver facility as of June 30, 2020, and $110 million of available borrowings under the accounts receivable securitization facility as of June 30, 2020. Summary • $60 to $65 million COVID-19 impact (pre-tax): steep demand decline particularly in automotive, tire, textile, and graphical paper with April as the trough followed by sequential improvement each month • Strong Polystyrene volume in packaging and appliances • Abundance of naphtha from low fuel demand and lower POSM operating rates continue to aid styrene margins in Europe 2nd Half 2020 Outlook Q2 2020 Results • Q2 cash from operations of $82 million and Free Cash Flow* of $58 million, including a working capital release of $131 million from lower raw materials and inventory management • Q2 ending cash of $582 million and availability of $371 million under committed lines***, resulting in Liquidity** of $953 million • $100 million revolver borrowing repaid in July Cash and Liquidity • Increasing volume from Q2 lows from improved demand in applications such as automotive and tires • Lower project spend expected in 2nd half as larger turnarounds and major projects, such as the transition from Dow Services, were completed in the first half • Released 2020 Sustainability Report on July 17th including Sustainability Goals for 2030 • Continued COVID-19 safety actions for employees including increased cleanings and social distancing practices • Investments in CASE, SSBR, and Engineered Materials Key Initiatives

4 Our 2019 Sustainability Results at a Glance Sustainability Journey • Developed strategic, ambitious and achievable Sustainability Goals to develop a sustainable product portfolio, increase supplier responsibility, elevate responsible operations, develop a sustainable workforce, and directly address climate change Business & Operations • Took steps to transition IT and other services from Dow Chemical (achieved systems independence in 2020) – hired 440 new employees, bringing global count to approximately 2,700 • Continued implementation of the Corporate Procurement Policy by developing evaluation tools, including an updated Supplier Relationships Management scorecard Products & Innovations Plastics • Unveiled plans to offer an average of 30% recycled content to customers for polystyrene packaging in Europe by 2025 Latex Binders • Introduced low-VOC containing latexes with reduced levels of unreacted monomers and impurities, reducing hydrocarbon releases into the atmosphere Synthetic Rubber • Introduced SPRINTANTM 918S SSBR, enabling up to 15% improvement in rolling resistance, 8% better wet grip, and 20% less wear in comparison to standard, non- functional high-grip SSBR* Corporate Citizenship • Trinseo employees spent 3,545 hours supporting local organizations at 24 locations across the globe as part of the 2019 Trinseo Volunteer Days Safety • Achieved an injury rate of 0.11, which places Trinseo in the upper echelons of the chemical industry for safety • For the fifth year in a row, recorded no Process Safety Incidents Environmental Protection Since 2011, Trinseo has reduced: • Electricity usage by 15% • Water consumption by 34% • Scope 1 Green House Gas (GH) emissions by 37% • Nitrogen Oxide (NOx) by 40% • Total chemical emissions by 29% * In lab indicators

5 Our 2030 Sustainability Goals Climate Change • By 2035, reduce, by 35%, Scope 1 & 2 GHG emissions intensity (2017 base year) • By 2030, increase the share of electricity from non-fossil sources from 5% to 30% (2017 base year) • By 2025, establish a management system and begin reporting and tracking Scope 3 emissions Sustainable Product Portfolio • By 2025, 30% of Trinseo’s technology and innovation/R&D efforts will be aimed at circular economy solutions • By 2030, 40% of Trinseo’s products will be sustainably advantaged • By 2030, 50% of Trinseo’s products will be used in applications that align with the United Nations Sustainable Development Goals (UNSDG) Supplier Responsibility • By 2025, implement a Sustainability/CSR Due Diligence program for new key suppliers as an addition to the existing supplier on-boarding process • By 2030, 80% of our existing suppliers with recurring spend of >$100K are assessed and demonstrated to be compliant with our sustainability requirements Responsible Operations • By 2030, reduce fresh water intake by 20% • By 2030, reduce overall waste generation by 15% • By 2030, reduce waste disposal to landfill to zero • By 2030, all pellet-handling sites achieve zero pellet loss to the environment through Operation Clean Sweep Sustainable Workforce • By 2030, achieve gender balance in the organization through filling 50% of company open positions with women; and double the percentage of women in senior management and executive positions to 40% • By 2023, all employees will have a personal employee development plan which will enable the creation of holistic learning and development strategy, which is to be implemented by 2025 • By 2030, achieve one or more years of zero recordable injuries for employees and contractors globally

6 • Q2 results include an unfavorable net timing impact of $43 million and an unfavorable COVID-19 impact of approximately $60 million to $65 million • Lower profitability versus prior year due to net timing and significantly lower volumes attributed to COVID-19, particularly in the applications of automotive, tires, graphical paper and textiles • Resiliency in demand in packaging and appliance applications Trinseo Q2 2020 Financial Results ($3.36) ($2.95) $0.68 $0.99 Diluted EPS Adj EPS* EPS ($) Q2'20 Q2'19 $570 ($128) $952 $28 Net Sales Net Income (Loss) Net Sales & Net Income (Loss) ($MM) Q2'20 Q2'19 ($8) $103 Q2'20 Q2'19 Adjusted EBITDA* ($MM) * See Appendix for a reconciliation of non-GAAP measures. Net Sales Vol Price FX Total (18%) (21%) (1%) (40%)

7 • Lower demand versus prior year in graphical paper and textile applications due to COVID-19, with resiliency in board • Q2 year-to-date CASE sales volume up 3% • Lower price from the pass through of lower raw material cost Latex Binders $165 $230 Q2'20 Q2'19 Net Sales ($MM) $17 $21 Q2'20 Q2'19 Adjusted EBITDA ($MM) 115 128 Q2'20 Q2'19 Volume (kt) Vol Price FX Total (7%) (20%) (1%) (28%)

8 • Adjusted EBITDA includes a negative net timing impact of $15 million • Roughly 35% decline in global tire demand led to historically low volumes, particularly early in the quarter • Lower price from the pass through of lower raw material cost Synthetic Rubber $36 $112 Q2'20 Q2'19 Net Sales ($MM) ($28) $13 Q2'20 Q2'19 Adjusted EBITDA ($MM) 26 58 Q2'20 Q2'19 Volume (kt) Vol Price FX Total (56%) (11%) (1%) (68%)

9 • Adjusted EBITDA includes a negative net timing impact of $15 million • Automotive volume down 65% as manufacturers in Europe and North America shut down in the first half of the quarter • Improvement in polycarbonate margin from increased demand in protective applications and lower raw material cost Performance Plastics $189 $347 Q2'20 Q2'19 Net Sales ($MM) ($6) $34 Q2'20 Q2'19 Adjusted EBITDA ($MM) 110 158 Q2'20 Q2'19 Volume (kt) Vol Price FX Total (33%) (12%) (0%) (46%)

10 • Adjusted EBITDA slightly lower than prior year as negative net timing variance of $3 million and lower fixed cost absorption offset gains in volume and fixed costs • Higher volumes due to increased demand for packaging in Europe and strong demand for appliances as well as prior year destocking • Lower price from the pass through of lower raw material cost Polystyrene $156 $207 Q2'20 Q2'19 Net Sales ($MM) $15 $16 Q2'20 Q2'19 Adjusted EBITDA ($MM) 171 149 Q2'20 Q2'19 Volume (kt) Vol Price FX Total 15% (39%) (1%) (25%)

11 • Below prior year as $9 million of negative net timing variance and lower styrene margins in Europe were partially offset by increased production Feedstocks & Americas Styrenics ($4) ($1) Q2'20 Q2'19 Adjusted EBITDA ($MM) FEEDSTOCKS • Below prior year primarily from lower styrene margins in North America • Negative impacts from COVID-19 via lower demand in Latin America and appliance production shutdowns in North America • No Q2 dividend AMERICAS STYRENICS $14 $40 Q2'20 Q2'19 Adjusted EBITDA ($MM)

12 Significant Impacts on 2020 First Half Profitability Earnings faced significant headwinds in the first half of the year in the form of: • Net Timing – as raw material prices sharply declined • COVID-19 – from significant volume impacts mainly in automotive, tire, textile and graphical paper applications Fav/(Unfav) $MM Net Timing (58) COVID-19 (65)-(70)

13 Q3 2020 Expectations • Improving sequential demand in applications such as automotive and tires, although still below prior year levels – Performance Plastics: automotive volume 20% lower than prior year – Synthetic Rubber: volume 20% lower than prior year – Latex Binders: volume 10% lower than prior year • Similar sequential styrene margins – Europe margins at higher level as low fuel demand and reduced POSM operating rates persist • Continued solid demand for polystyrene, particularly in appliances, but below strong Q2 • Polycarbonate margins sequentially lower following relatively stronger Q2 • Favorable net timing of approximately $10 million

14 Q4 Expectations and Full Year Cash Assumptions • Unknown duration and recovery rate from COVID-19 pandemic • Q4 expectations – Seasonally weaker demand – Lower styrene margins due to less demand and lower level of planned styrene turnarounds • Free Cash Flow* assumptions: *For the definition of Free Cash Flow and other non-GAAP measures, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated July 29, 2020. $Millions 1st Half 2nd Half 2020 Taxes 8 12-17 20-25 Interest 21 19 40 Dow Transition / Mfg Upgrades 19 14-16 33-35 Other CapEx 29 18-21 47-50 Capital Expenditures 48 32-37 80-85 Turnarounds 22 8 30 Corporate Restructuring 9 11 20 Dow Transition Expense 11 6 17 • 2nd half outlays $25 million to $30 million lower than 1st half • Expect book tax expense to be similar to cash taxes

15 15 Appendix

US GAAP to Non-GAAP Reconciliation

TRINSEO

(in $millions, unless noted)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	2017	2018	2019
Net Income (Loss)	**117.3**	**60.2**	**33.2**	**117.7**	**120.3**	**98.3**	**74.7**	**(0.9)**	**35.8**	**28.0**	**22.5**	**5.7**	**(36.3)**	**(128.4)**	**328.3**	**292.5**	**92.0**
Interest expense, net	18.2	18.7	18.4	14.8	14.9	10.8	10.1	10.6	10.2	9.9	9.2	10.0	10.3	11.7	70.1	46.4	39.3
Provision for income taxes	29.3	18.8	8.3	26.4	24.9	20.4	19.2	7.3	10.8	15.7	9.3	(23.2)	(11.9)	64.7	82.8	71.8	12.6
Depreciation and amortization	24.7	26.3	29.2	30.3	31.9	32.3	31.8	34.2	33.9	34.7	33.0	34.3	36.4	34.8	110.6	130.2	136.0
EBITDA	189.5	124.0	89.1	189.2	192.0	161.8	135.8	51.2	90.7	88.3	74.0	26.8	(1.5)	(17.2)	591.8	540.9	279.9
Loss on extinguishment of long-term debt	-	-	65.3	-	-	0.2	-	-	-	-	-	-	-	-	65.3	0.2	-
Other items	-	-	1.6	(21.6)	2.7	6.8	6.1	7.4	11.1	14.1	13.3	16.9	18.7	3.0	(19.9)	22.8	55.4
Restructuring and other charges	2.1	1.1	1.5	1.2	0.5	1.2	0.9	5.6	0.4	(0.3)	0.2	17.9	1.8	6.3	6.0	8.2	18.1
Net (gains) / losses on dispositions of businesses and assets	(9.9)	-	0.2	-	(0.5)	-	-	(0.5)	(0.2)	-	-	(0.5)	(0.4)	-	(9.7)	(1.0)	(0.7)
Acquisition transaction and integration costs	-	1.1	3.8	(0.1)	0.3	0.2	0.1	-	-	0.7	0.6	(2.2)	0.1	(0.4)	4.7	0.6	(0.9)
Asset impairment charges or write-offs	-	-	4.3	-	-	-	-	1.5	-	-	-	-	38.3	-	4.3	1.5	-
Adjusted EBITDA	181.7	126.2	165.8	168.7	195.0	170.2	142.9	65.2	102.0	102.8	88.1	58.9	57.0	(8.3)	642.5	573.2	351.8
Adjusted EBITDA to Adjusted Net Income																	
Adjusted EBITDA	181.7	126.2	165.8	168.7	195.0	170.2	142.9	65.2	102.0	102.8	88.1	58.9	57.0	(8.3)	642.5	573.2	351.8
Interest expense, net	18.2	18.7	18.4	14.8	14.9	10.8	10.1	10.6	10.2	9.9	9.2	10.0	10.3	11.7	70.1	46.4	39.3
Provision for income taxes - Adjusted	29.5	19.2	21.0	28.4	26.0	22.3	21.9	10.8	12.7	19.1	19.7	1.3	1.7	59.3	98.2	81.0	52.8
Depreciation and amortization - Adjusted	24.2	25.8	28.6	30.0	31.7	32.1	31.5	34.0	33.4	33.1	32.0	33.9	35.0	33.6	108.6	129.1	132.4
Adjusted Net Income (Loss)	109.8	62.5	97.8	95.5	122.4	105.0	79.4	9.8	45.7	40.7	27.2	13.7	10.0	(112.9)	365.6	316.7	127.3
Wtd Avg Shares - Diluted (000)	*45,313*	*44,995*	*44,782*	*44,734*	*44,430*	*43,810*	*43,347*	*43,269*	*41,762*	*41,104*	*40,410*	*39,434*	*38,632*	*38,243*	*44,973*	*43,666*	*40,710*
Adjusted EPS - Diluted ($)	*2.42*	*1.39*	*2.18*	*2.14*	*2.76*	*2.40*	*1.83*	*0.23*	*1.09*	*0.99*	*0.67*	*0.35*	*0.26*	*(2.95)*	*8.13*	*7.25*	*3.13*
Adjustments by Statement of Operations Caption																	
Loss on extinguishment of long-term debt	-	-	*65.3*	-	-	*0.2*	-	-	-	-	-	-	-	-	*65.3*	*0.2*	-
Cost of sales	-	-	*2.4*	*(18.4)*	-	*1.2*	-	*0.6*	-	-	-	*0.4*	-	-	*(16.0)*	*1.8*	*0.4*
SG&A and Impairment Charges	*2.1*	*2.2*	*7.6*	*(2.1)*	*3.5*	*6.5*	*7.1*	*13.8*	*11.5*	*14.5*	*14.1*	*34.6*	*58.9*	*9.3*	*9.9*	*30.8*	*74.7*
Other expense (income), net	*(9.9)*	-	*1.4*	-	*(0.5)*	*0.5*	-	*(0.5)*	*(0.2)*	-	-	*(3.0)*	*(0.4)*	*(0.4)*	*(8.5)*	*(0.5)*	*(3.2)*
Total EBITDA Adjustments	*(7.8)*	*2.2*	*76.7*	*(20.5)*	*3.0*	*8.4*	*7.1*	*14.0*	*11.3*	*14.5*	*14.1*	*32.1*	*58.5*	*8.9*	*50.7*	*32.3*	*71.9*
Free Cash Flow Reconciliation																	
Cash provided by (used in) operating activities	(25.7)	62.3	158.3	196.5	40.8	141.6	56.1	128.0	153.2	80.8	40.9	47.6	(5.8)	81.6	391.3	366.5	322.5
Capital expenditures	(36.0)	(38.2)	(34.6)	(38.5)	(30.6)	(28.9)	(31.5)	(30.5)	(25.0)	(22.6)	(23.6)	(38.9)	(24.3)	(23.8)	(147.4)	(121.4)	(110.1)
Free Cash Flow	(61.7)	24.1	123.7	158.0	10.2	112.7	24.6	97.5	128.2	58.2	17.3	97.5	(30.1)	57.8	243.9	245.1	212.4

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated July 29, 2020. Totals may not sum due to rounding.

16

Selected Segment Information

TRINSEO

(in $millions, unless noted)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	2017	2018	2019
Latex Binders	136	130	135	125	124	131	129	125	126	128	133	129	135	115	527	510	516
Synthetic Rubber	81	72	62	65	74	73	64	62	65	58	57	57	60	26	280	273	238
Performance Plastics	156	147	153	154	159	160	165	151	164	158	150	156	143	110	610	636	628
Polystyrene	141	156	159	155	140	173	154	161	174	149	151	144	152	171	612	627	619
Feedstocks	76	108	94	102	65	85	107	80	77	57	77	78	59	49	379	336	289
Trade Volume (kt)	**591**	**613**	**603**	**601**	**563**	**621**	**619**	**579**	**606**	**551**	**567**	**565**	**549**	**471**	**2,408**	**2,382**	**2,288**
Latex Binders	289	292	266	250	255	281	278	255	224	230	230	219	219	165	1,097	1,069	903
Synthetic Rubber	163	174	119	127	149	155	138	130	125	112	104	100	102	36	583	573	441
Performance Plastics	337	339	362	381	403	413	401	361	369	347	325	325	305	189	1,419	1,578	1,366
Polystyrene	228	233	238	241	240	286	252	240	228	207	198	176	183	156	941	1,017	809
Feedstocks	87	107	111	103	75	102	131	79	67	55	66	69	45	24	408	387	256
Net Sales	**1,104**	**1,145**	**1,097**	**1,102**	**1,122**	**1,237**	**1,200**	**1,065**	**1,013**	**952**	**922**	**889**	**854**	**570**	**4,448**	**4,623**	**3,776**
Latex Binders	37	36	32	33	27	36	25	22	18	21	21	22	22	17	139	110	81
Synthetic Rubber	46	28	(6)	15	26	31	15	5	9	13	7	12	15	(28)	83	77	41
Performance Plastics	52	48	62	68	66	49	44	31	36	34	36	29	37	(6)	231	189	135
Polystyrene	14	7	9	19	10	14	5	6	17	16	16	5	12	15	48	34	55
Feedstocks	42	(1)	46	24	42	32	40	(7)	17	(1)	0	(10)	(16)	(4)	111	107	7
Americas Styrenics	18	30	44	31	46	33	35	31	32	40	26	21	10	14	123	144	119
Corporate	(27)	(22)	(22)	(21)	(20)	(25)	(21)	(22)	(26)	(21)	(19)	(20)	(22)	(18)	(92)	(88)	(85)
Adjusted EBITDA*	**182**	**126**	**166**	**169**	**195**	**170**	**143**	**65**	**102**	**103**	**88**	**59**	**57**	**(8)**	**642**	**573**	**352**
Adj EBITDA Variance Analysis																	
Net Timing** Impacts - Fav/(Unfav)																	
Latex Binders	(8)	1	(5)	4	(4)	4	(3)	4	(0)	(1)	1	1	(3)	(2)	(8)	1	1
Synthetic Rubber	16	(4)	(25)	0	2	7	3	(3)	(5)	1	(2)	(0)	1	(15)	(13)	9	(6)
Performance Plastics	(2)	(3)	1	2	(0)	(3)	(1)	(5)	(1)	0	0	(0)	(1)	(15)	(2)	(9)	(0)
Polystyrene	4	(5)	1	3	(2)	1	(2)	(7)	2	(0)	2	(3)	(4)	(3)	3	(9)	0
Feedstocks	11	(11)	4	7	(3)	0	(2)	(17)	3	1	4	(5)	(7)	(8)	11	(21)	3
Net Timing Impacts - Fav/(Unfav)**	**22**	**(23)**	**(24)**	**15**	**(7)**	**10**	**(4)**	**(28)**	**(1)**	**1**	**6**	**(8)**	**(15)**	**(43)**	**(9)**	**(30)**	**(2)**

**Net Timing is the difference between Raw Material Timing and Price Lag. Raw Material Timing represents the timing of raw material cost changes flowing through cost of goods sold versus current pricing. Price Lag represents the difference in revenue between the current contractual price and the current period price.

* See this Appendix for a reconciliation of non-GAAP measures. NOTE: Totals may not sum due to rounding.

17